SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (or Date of Earliest Event Reported): July 31, 2003



                              MATRIX BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

          Colorado                      0-21231                  84-1233716

(State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)


700 Seventeenth Street, Suite 2100                                 80202
Denver, Colorado

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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (303) 595-9898.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
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         On August 1, 2003, Matrix Bancorp, Inc. reported that the jury verdict rendered in the spring of 2000 against its subsidiary, Sterling Trust Company, was affirmed and reversed in part by the Court of Appeals for the Second District of Texas (Forth Worth). The Court of Appeals affirmed the jury's award for actual damages of approximately $6.2 million (plus post-judgment interest and attorney fees currently estimated to be approximately $2.3 million). Sterling Trust continues to believe that it has meritorious points of appeal and intends to vigorously appeal this decision to the Supreme Court of Texas.

         The Company's press release is attached as Exhibit 99.1.


Forward-Looking Statements

Certain statements contained in this Form 8-K that are not historical facts, including, but not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "will," "expect," "anticipate," "predict," "plan," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. The actual results of future events described in such forward-looking statements in this report could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: third party claims or actions in relation to the ongoing or future bankruptcies filed by clients or customers; interest rate fluctuations; level of delinquencies; defaults and prepayments; general economic conditions; the occurrence of acts of terrorism, such as the events of September 11, 2001, or acts of war; competition; government regulation; possible future litigation; the actions or inactions of third parties; and other risks set forth in our periodic reports, filings and other public statements, including the Company's current report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2001. Readers should not place undue expectations on any forward-looking statements. We are not promising to make any public announcement when we consider forward-looking statements in this document to be no longer accurate, whether a result of new information, what actually happens in the future or for any other reason.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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         99.1 Press Release, dated August 1, 2003, reporting the Court of Appeals decision.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 1, 2003


                                      MATRIX BANCORP, INC.


                                      By:  /s/ Allen McConnell
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                                      Name:  Allen McConnell
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                                      Title: Senior Vice President
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                                  EXHIBIT INDEX

   Exhibit No.                      Description

     99.1 Press Release, dated August 1, 2003, reporting the Court of Appeals decision.